Exhibit 10.53

Marathon Petroleum Company LP

539 South Main Street
Findlay, OH 45840
Tel: 419.422.2121
Fax: 419.425.7040

The Pantry, Inc.,
ATTN: Dennis G. Hatchell
305 Gregson Drive
Cary, NC 27511

Re: Side Letter to Amended and Restated Master Conversion Agreement and Amended and Restated
Guaranteed Supply Agreement

Dear Mr. Hatchell:

The Pantry, Inc. ("PANTRY") and Marathon Petroleum Company LP ("MPC") (each a "Party" and collectively the "Parties") entered into an Amended and Restated Master Conversion Agreement dated June
26, 2013 ("MCA"), an Amended and Restated Guaranteed Supply Agreement dated June 26, 2013 ("GSA"), and the Product Supply Agreement in force from time to time between the Parties, as contemplated and defined by the MCA ("PSA"). By this letter ("Side Letter"), notwithstanding anything to the contrary in the
MCA, PSA or the GSA, the terms of which are incorporated herein by reference (collectively the "Agreements"), MPC requests PANTRY to confirm, acknowledge and agree to certain understandings reached by the Parties with respect to a transition period occurring at the expiration of the MCA and GSA.

The transition period contemplated by this Side Letter shall commence on December 1 of the final year of the term for the Agreements, being either December 1, 2017 or December 1, 2018 (as elected by MPC under the Agreements, it being understood and agreed that MPC will make the same election under each of the Agreements) and extend for four (4) calendar months, expiring on March 31 of the following year ("Transition Period").

For the duration of the Transition Period, so long as PANTRY complies with the terms and conditions of the MCA, the PSA, and this Side Letter, MPC shall continue to supply PANTRY with [***] and [***], as such terms are defined by the MCA, subject to the terms of the PSA. With respect to the [***] and [***] available to PANTRY under the MCA ("[***]"), PANTRY shall be entitled to [***] during the Transition Period if PANTRY purchases the following [***] each of the [***] Volume and [***] Volume required by the MCA ("[***]"):

In the month of December:	[***]

In the month of January:	[***]
In the month of February:    [***]
In the month of March:    [***]

_________________

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

For the first [***] calendar months of the Transition Period, so long as PANTRY complies with the terms and conditions of the GSA and this Side Letter, MPC shall continue to supply PANTRY with Products, as such term is defined by the GSA, subject to the terms of the GSA. With respect to the [***] and [***] available to PANTRY under the GSA ("[***]"), PANTRY shall be entitled to [***] during the month of [***] only, and in [***] month of the Transition Period.

With respect to the [***] adjustment in the final year of the Agreements, as set forth in Section
4(c)(2) of the MCA and Section 16 of the GSA, the Parties agree that, for the purposes of such adjustment: (A) the Minimum Combined Annual [***] Volume (as defined by the MCA) shall be reduced by the sum of: (i) the [***] volume for [***] (set forth in Table 1B of the GSA); and (ii) that amount equal to [***] of the Minimum Monthly [***] Volume (as defined by the MCA) for [***]; and (B) the Minimum Combined Annual [***] Volume (as defined by the MCA) shall be reduced by the sum of: (y) the [***]volume for [***] (set forth in Table
3B the GSA) for [***]; and (z) that amount equal to [***] of the Minimum Monthly [***] Volume (as defined by the MCA) for [***].

At least [***] prior to the first day of each calendar month in the Transition Period, PANTRY shall submit to MPC in writing nominations of PANTRY's requirements of each grade and type of gasoline and distillate fuels purchased by PANTRY under the PSA and GSA, provided that such nomination is: (i) submitted as [***] separate increments of [***]; and (ii) specifies the volume by terminal, being those terminals from which PANTRY is then currently supplied by MPC (each [***] increment submitted for each grade and type of fuel for each terminal to be a "Nomination"). In the event that PANTRY fails to purchase at least [***] of a particular Nomination, MPC shall have the right, at its sole option, to [***] (i) the [***], corresponding to the Nomination, in the corresponding month of the Transition Period; [***] (ii) [***]. In the event that PANTRY purchases in excess of [***] of a particular Nomination, MPC will [***] contemplated by this Side Letter, MCA or GSA on [***] of that Nomination. Notwithstanding the foregoing, the volume limitations contained in the PSA and GSA shall remain in full force and effect during the Transition Period.

MPC hereby agrees to waive its rights under [***] of the MCA with respect to a [***] during the Transition Period.

Except as specifically stated herein, all other terms and conditions of the Agreements shall remain in full force and effect. This Side Letter and the Agreements contain the entire agreement between the Parties relating to its subject matter and supersedes and cancels all prior agreements and there are no antecedent or contemporaneous oral or written promises or agreements modifying, qualifying, or augmenting its terms or any other oral or written representations inducing its execution.

Sincerely,

/s/ Thomas M. Kelley

T. M. Kelley
Senior Vice President of MPC Investment LLC
for and on behalf of Marathon Petroleum Company LP

_________________

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Acknowledged and Agreed:

The Pantry, Inc.

By: /s/ Dennis G. Hatchell

Its: President and CEO